UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

October 12, 2007

MOBILEPRO CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51010	87-0419571
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 202
Bethesda, MD 20817
(Address of principal executive offices) (Zip Code)

(301) 315-9040
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 12, 2007 Richard H. Deily, Chief Accounting Officer of Registrant (“Mobilepro”), resigned to pursue other interests. Don Paliwoda, now Chief Financial Officer of Davel Communications, Inc., historically Mobilepro’s largest subsidiary in terms of revenues, will assume his duties and shall have the title of Chief Accounting Officer of Mobilepro. Mr. Paliwoda has been Chief Financial Officer of Davel Communications since 2003 and was previously Comptroller of Davel Communications since 1997. Mobilepro acquired Davel Communications in November 2004. Mr. Paliwoda is a Certified Public Accountant and received his Masters of Business Administration and undergraduate degrees from Cleveland State University. Mr. Paliwoda’s experience includes serving as a senior manager at Deloitte & Touche USA LLP for eleven years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Jay O. Wright Jay O. Wright Chief Executive Officer MOBILEPRO CORP
.
Date: October 15, 2007